                                                                    Exhibit 10

                        NAVISTAR FINANCIAL CORPORATION
                               AND SUBSIDIARIES

                              MATERIAL CONTRACTS

The following documents of Navistar Financial Corporation are incorporated herein by reference:

10.1    Master Inter-company  Agreement dated as of April 26, 1993, between the  Corporation and  International.  Filed on Form
        8-K dated April 30, 1993.  Commission File No.  1-4146-1.

10.2    Inter-company  Purchase  Agreement  dated as of  April  26,
        1993,  between the Corporation and Truck Retail  Instalment
        Paper  Corp.  Filed  on Form  8-K  dated  April  30,  1993.
        Commission File No.  1-4146-1.

10.3    Pooling and Servicing  Agreement  dated as of June 8, 1995, among the  Corporation,  as  Servicer,  Navistar  Financial
        Securities  Corporation,  as  Seller,  The Chase  Manhattan
        Bank, as 1990 Trust  Trustee,  and The Bank of New York, as
        Master  Trust  Trustee.  Filed as Exhibit  4.1 to  Navistar
        Financial Securities  Corporation's Form 8-K dated December
        12, 2003.  Filed on Registration No. 033-87374.

10.4    Series  1995-1  Supplement  to the  Pooling  and  Servicing
        Agreement dated as of June 8, 1995,  among the Corporation, as Servicer,  Navistar Financial Securities Corporation, as
        Seller,  and The Bank of New York,  as Master Trust Trustee
        on behalf of the Series 1995-1 Certificate  holders.  Filed
        as   Exhibit   4.1   to   Navistar   Financial   Securities
        Corporation's  Form 8-K dated  December  4, 2003.  Filed on
        Commission No. 033-87374.

10.5    Series  1998-1  Supplement  to the  Pooling  and  Servicing
        Agreement  dated  as  of  July  17,  1998,  among  Navistar
        Financial  Corporation,  as  Servicer,  Navistar  Financial
        Securities  Corporation,  as  Seller,  and the  Bank of New
        York,  as Master  Trust  Trustee  on  behalf of the  Series
        1998-1   Certificateholders.   Filed  as  Exhibit   4.1  to
        Navistar Financial Securities  Corporation's Form 8-K dated
        December 4, 2003.  Filed on Registration No. 333-30737.

10.6    Certificate  Purchase  Agreement  dated as of  January  28,
        2000,  between Navistar Financial  Securities  Corporation,
        as  seller,  the  Corporation,   as  Servicer,   Receivable
        Capital  Corporation,  as the  Conduit  Purchaser,  Bank of
        America, National Association,  as administrative Agent for the Purchasers,  and Bank of America, National Association,
        as  a  Committed   Purchaser.   Filed  on  Form  8-K  dated
        February 24, 2000.  Filed on Commission No.  033-87374.

10.7    Purchase  Agreement dated as of March 9, 2000,  between the
        Corporation  and  Navistar   Financial  Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2000-A Owner Trust, as Issuer.  Filed as Exhibit
        10.1   to    Navistar    Financial    Retail    Receivables
        Corporation  Form 8-K  dated  March  24,  2000.  Filed on
        Registration No. 333-62445.

10.8    Pooling and Servicing  Agreement dated as of March 9, 2000, among the Corporation,  as Servicer, and Navistar Financial
        Retail  Receivables  Corporation,  as Seller,  and Navistar
        Financial  2000-A Owner Trust, as Issuer.  Filed as Exhibit
        10.2   to    Navistar    Financial    Retail    Receivables
        Corporation's  Form 8-K  dated  March  24,  2000.  Filed on
        Registration No. 333-62445.

10.9    Trust  Agreement  dated  as  of  March  9,  2000,   between
        Navistar  Financial  Retail  Receivables  Corporation,   as
        Seller,  and  Chase  Manhattan  Bank  Delaware,   as  Owner
        Trustee,  with respect to Navistar  Financial  2000-A Owner
        Trust.  Filed as Exhibit 4.2 to Navistar  Financial  Retail
        Receivables  Corporation's  Form 8-K dated March 24,  2000.
        Filed on Registration No. 333-62445.

10.10   Indenture  dated  as of  March 9,  2000,  between  Navistar
        Financial  2000-A Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2000-A  Owner  Trust.  Filed  as  Exhibit  4.1 to  Navistar
        Financial Retail  Receivables  Corporation's Form 8-K dated
        March 24, 2000.  Filed on Registration No. 333-62445.

10.11   Series  2000-1  Supplement  to the  Pooling  and  Servicing
        Agreement  dated  as  of  July  13,  2000,  among  Navistar
        Financial  Corporation,  as  Servicer,  Navistar  Financial
        Securities  Corporation,  as  Seller,  and the  Bank of New
        York,  as Master  Trust  Trustee  on  behalf of the  Series
        2000-1   Certificateholders.   Filed  as  Exhibit   4.1  to
        Navistar Financial Securities  Corporation's Form 8-K dated
        July 14, 2000.  Filed on Registration No. 333-32960.

10.12   Purchase  Agreement  dated as of November 1, 2000,  between the Corporation and Navistar  Financial Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2000-B Owner Trust, as Issuer.  Filed as Exhibit
        99.1   to    Navistar    Financial    Retail    Receivables
        Corporation's  Form 8-K dated  December  5, 2003.  Filed on
        Registration No. 333-62445.

10.13   Pooling  and  Servicing  Agreement  dated as of November 1,
        2000,  among the  Corporation,  as  Servicer,  and Navistar
        Financial Retail  Receivables  Corporation,  as Seller, and
        Navistar  Financial  2000-B Owner Trust,  as Issuer.  Filed
        as Exhibit 4.1 to  Navistar  Financial  Retail  Receivables
        Corporation's  Form 8-K dated  December  5, 2003.  Filed on
        Registration No. 333-62445.

10.14   Trust  Agreement  dated as of  November  1,  2000,  between
        Navistar  Financial  Retail  Receivables  Corporation,   as
        Seller,  and  Chase  Manhattan  Bank  Delaware,   as  Owner
        Trustee,  with respect to Navistar  Financial  2000-B Owner
        Trust.  Filed as Exhibit 4.3 to Navistar  Financial  Retail
        Receivables   Corporation's  Form  8-K  dated  December  5,
        2003.  Filed on Registration No. 333-62445.

10.15   Indenture  dated as of November 1, 2000,  between  Navistar
        Financial  2000-B Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2000-B  Owner  Trust.  Filed  as  Exhibit  4.2 to  Navistar
        Financial Retail  Receivables  Corporation's Form 8-K dated
        December 5, 2003.  Filed on Commission No. 333-62445.

10.16   Servicing  Agreement dated as of October 16, 2000,  between
        the   Corporation,   as  Servicer,   and  Navistar  Leasing
        Corporation,  Harco  Leasing  Company,  Inc.,  Truck Retail
        Instalment  Paper Corp,  The Bank of New York as Collateral
        Agent,  and Bank One  National  Association,  as  Portfolio
        Trustee.  Filed  as  Exhibit  10.01 to  Navistar  Financial
        Corporation's  Form 10-Q  dated  March 15,  2001.  Filed on
        Commission No. 1-4146-1.

10.17   Receivables  Purchase  Agreement  dated as of  October  16,
        2000,  between Truck Retail  Instalment Paper Corp. and the
        Corporation.  Filed as Exhibit 10.02 to Navistar  Financial
        Corporation's  Form 10-Q  dated  March 15,  2001.  Filed on
        Commission No. 1-4146-1.

10.18   Indenture  Agreement dated as of October 16, 2000,  between
        Truck Retail  Instalment  Paper Corp.,  as Issuer,  and The
        Bank of New York,  as Indenture  Trustee.  Filed as Exhibit
        10.03 to Navistar  Financial  Corporation's Form 10-Q dated
        March 15, 2001.  Filed on Commission No. 1-4146-1.

10.19   Series 2000-1  Supplement  dated as of October 16, 2000, to the  Indenture  also dated  October 16, 2000 between  Truck
        Retail  Instalment Paper Corp., as Issuer,  and The Bank of
        New York, as Indenture  Trustee.  Filed as Exhibit 10.04 to
        Navistar Financial  Corporation's Form 10-Q dated March 15,
        2001.  Filed on Commission No. 1-4146-1.

10.20   Credit Agreement dated as of December 8, 2000,  between the
        Corporation,   Arrendadora  Financiera  Navistar,  S.A.  de
        C.V.,  Servicios  Financieros  Navistar,  S.A. de C.V., and
        Navistar  Comercial,  S.A. de C.V., as  Borrowers,  and the
        Chase  Manhattan  Bank, as  Administrative  Agent,  Bank of
        America,  N.A., as Syndication  Agent, and the Bank of Nova
        Scotia,   as   Documentation   Agent,   with   respect   to
        $820,000,000   Revolving  Credit  and  Competitive  Advance
        Facility.  Filed as  Exhibit  10.05 to  Navistar  Financial
        Corporation's  Form 10-Q  dated  March 15,  2001.  Filed on
        Commission No. 1-4146-1.

10.21   Security,  Pledge and Trust  Agreement  dated as of June 8,
        2001,  between the  Corporation  and Bankers Trust Company,
        as   Trustee,   pursuant   to  the  terms  of  the   Credit
        Agreement.  Filed as Exhibit  10.01 to  Navistar  Financial
        Corporation's  Form 10-K dated December 18, 2003.  Filed on
        Commission No. 1-4146-1.

10.22   Purchase  Agreement dated as of April 27, 2001, between the
        Corporation  and  Navistar   Financial  Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2001-A Owner Trust, as Issuer.  Filed as Exhibit
        99.1   to    Navistar    Financial    Retail    Receivables
        Corporation's   Form  8-K  dated  May  3,  2001.  Filed  on
        Commission No. 033-50291.

10.23   Pooling  and  Servicing  Agreement  dated as of  April  27,
        2001,  among the  Corporation,  as  Servicer,  and Navistar
        Financial Retail  Receivables  Corporation,  as Seller, and
        Navistar  Financial  2001-A Owner Trust,  as Issuer.  Filed
        as Exhibit 4.1 to  Navistar  Financial  Retail  Receivables
        Corporation's   Form  8-K  dated  May  3,  2001.  Filed  on
        Commission No. 033-50291.

10.24   Trust  Agreement  dated  as  of  April  27,  2001,  between
        Navistar  Financial  Retail  Receivables  Corporation,   as
        Seller,  and  Chase  Manhattan  Bank  Delaware,   as  Owner
        Trustee,  with respect to Navistar  Financial  2001-A Owner
        Trust.  Filed as Exhibit 4.3 to Navistar  Financial  Retail
        Receivables  Corporation's  Form  8-K  dated  May 3,  2001.
        Filed on Commission No. 033-50291.

10.25   Indenture  dated as of April  27,  2001,  between  Navistar
        Financial  2001-A Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2001-A  Owner  Trust.  Filed  as  Exhibit  4.2 to  Navistar
        Financial Retail  Receivables  Corporation's Form 8-K dated
        May 3, 2001.  Filed on Commission No. 033-50291.

10.26   Supplement  No. 1, dated as of July 24, 2001,  to Indenture agreement  dated  October  16,  2000,  among  Truck  Retail
        Instalment  Paper Corp.  and The Bank of New York, to amend the  Indenture  to (i)  revise  the  definition  of "Series
        2000-1 Loss  Reserve  Specified  Balance",  and (ii) revise the  Amortization  Events filed on Form 8-K dated August 6,
        2001.  Filed on Form 8-K  dated  August 6,  2001.  Filed on
        Commission No.  1-4146-1.

10.27   Purchase  Agreement  dated as of November 1, 2001,  between the Corporation and Navistar  Financial Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2001-B Owner Trust, as Issuer.  Filed as Exhibit
        99.1   to    Navistar    Financial    Retail    Receivables
        Corporation's  Form 8-K dated  November  6, 2001.  Filed on
        Commission No. 033-50291.

10.28   Pooling  and  Servicing  Agreement  dated as of November 1,
        2001,  among the  Corporation,  as  Servicer,  and Navistar
        Financial Retail  Receivables  Corporation,  as Seller, and
        Navistar  Financial  2001-B Owner Trust,  as Issuer.  Filed
        as Exhibit 4.1 to  Navistar  Financial  Retail  Receivables
        Corporation's  Form 8-K dated  November  6, 2001.  Filed on
        Commission No. 033-50291.

10.29   Trust  Agreement  dated as of  November  1,  2001,  between
        Navistar  Financial  Retail  Receivables  Corporation,   as
        Seller,  and  Chase  Manhattan  Bank  Delaware,   as  Owner
        Trustee,  with respect to Navistar  Financial  2001-B Owner
        Trust.  Filed as Exhibit 4.3 to Navistar  Financial  Retail
        Receivables   Corporation's  Form  8-K  dated  November  6,
        2001.  Filed on Commission No. 033-50291.

10.30   Indenture  dated as of November 1, 2001,  between  Navistar
        Financial  2001-B Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2001-B  Owner  Trust.  Filed  as  Exhibit  4.2 to  Navistar
        Financial Retail  Receivables  Corporation's Form 8-K dated
        November 6, 2001.  Filed on Commission No. 033-50291.

10.31   Purchase  Agreement dated as of April 30, 2002, between the
        Corporation  and  Navistar   Financial  Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2002-A Owner Trust, as Issuer.  Filed as Exhibit
        99.1   to    Navistar    Financial    Retail    Receivables
        Corporation's   Form  8-K  dated  May  3,  2002.  Filed  on
        Registration No. 333-62445 and 333-67112.

10.32   Pooling  and  Servicing  Agreement  dated as of  April  30,
        2002,  among the  Corporation,  as  Servicer,  and Navistar
        Financial Retail  Receivables  Corporation,  as Seller, and
        Navistar  Financial  2002-A Owner Trust,  as Issuer.  Filed
        as Exhibit 4.1 to  Navistar  Financial  Retail  Receivables
        Corporation's   Form  8-K  dated  May  3,  2002.  Filed  on
        Registration No. 333-62445 and 333-67112.

10.33   Trust  Agreement  dated  as  of  April  30,  2002,  between
        Navistar  Financial  Retail  Receivables  Corporation,   as
        Seller,  and  Chase  Manhattan  Bank  Delaware,   as  Owner
        Trustee,  with respect to Navistar  Financial  2002-A Owner
        Trust.  Filed as Exhibit 4.3 to Navistar  Financial  Retail
        Receivables  Corporation's  Form  8-K  dated  May 3,  2002.
        Filed on Registration No. 333-62445 and 333-67112.

10.34   Indenture  dated as of April  30,  2002,  between  Navistar
        Financial  2002-A Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2002-A  Owner  Trust.  Filed  as  Exhibit  4.2 to  Navistar
        Financial Retail  Receivables  Corporation's Form 8-K dated
        May 3,  2002.  Filed  on  Registration  No.  333-62445  and
        333-67112.

10.35   Supplement  No. 2, dated as of July 31, 2002,  to Indenture agreement  dated  October  16,  2000,  among  Truck  Retail
        Instalment  Paper Corp.  and The Bank of New York, to amend the  Indenture  to (i)  revise  the  definition  of "Series
        2000-1 Loss  Reserve  Specified  Balance,"  and (ii) revise the definition of "Reserve  Account  Trigger  Event." Filed on Form 8-K dated  November 27, 2002.  Filed on  Commission
        No. 1-4146-1.

10.36   Purchase  Agreement dated as of November 19, 2002,  between the Corporation and Navistar  Financial Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2002-B Owner Trust, as Issuer.  Filed as Exhibit
        99.1   to    Navistar    Financial    Retail    Receivables
        Corporation's  Form 8-K dated  November 25, 2002.  Filed on
        Registration No. 333-67112.

10.37   Pooling  Agreement dated as of November 19, 2002, among the
        Corporation,  as Servicer,  and Navistar  Financial  Retail
        Receivables Corporation,  as Seller, and Navistar Financial
        2002-B  Owner  Trust,  as Issuer.  Filed as Exhibit  4.1 to
        Navistar  Financial Retail  Receivables  Corporation's Form
        8-K dated  November 25,  2002.  Filed on  Registration  No.
        333-67112.

10.38   Servicing  Agreement  dated as of November 19, 2002,  among
        the  Corporation,   as  Servicer,  and  Navistar  Financial
        Retail  Receivables  Corporation,  as Seller,  and Navistar
        Financial  2002-B Owner Trust, as Issuer.  Filed as Exhibit
        99.3   to    Navistar    Financial    Retail    Receivables
        Corporation's  Form 8-K dated  November 25, 2002.  Filed on
        Registration No. 333-67112.

10.39   Trust  Agreement  dated as of November  19,  2002,  between
        Navistar  Financial  Retail  Receivables  Corporation,   as
        Seller,  and  Chase  Manhattan  Bank  Delaware,   as  Owner
        Trustee,  with respect to Navistar  Financial  2002-B Owner
        Trust.  Filed as Exhibit 4.3 to Navistar  Financial  Retail
        Receivables  Corporation's  Form  8-K  dated  November  25,
        2002.  Filed on Registration No. 333-67112.

10.40   Indenture dated as of November 19, 2002,  between  Navistar
        Financial  2002-B Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2002-B  Owner  Trust.  Filed  as  Exhibit  4.2 to  Navistar
        Financial Retail  Receivables  Corporation's Form 8-K dated
        November 25, 2002.  Filed on Registration No. 333-67112.

10.41   Purchase  Agreement  dated as of June 5, 2003,  between the
        Corporation  and  Navistar   Financial  Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2003-A Owner Trust, as Issuer.  Filed as Exhibit
        99.1   to    Navistar    Financial    Retail    Receivables
        Corporation's  Form  8-K  dated  June  11,  2003.  Filed on
        Registration No. 333-67112.

10.42   Pooling  Agreement  dated  as of June 5,  2003,  among  the
        Corporation,  as Servicer,  and Navistar  Financial  Retail
        Receivables Corporation,  as Seller, and Navistar Financial
        2003-A  Owner  Trust,  as Issuer.  Filed as Exhibit  4.1 to
        Navistar  Financial Retail  Receivables  Corporation's Form
        8-K  dated  June  11,  2003.   Filed  on  Registration  No.
        333-67112.

10.43   Servicing  Agreement  dated as of June 5,  2003,  among the
        Corporation,  as Servicer,  and Navistar  Financial  Retail
        Receivables Corporation,  as Seller, and Navistar Financial
        2003-A  Owner  Trust,  as Issuer.  Filed as Exhibit 99.3 to
        Navistar  Financial Retail  Receivables  Corporation's Form
        8-K  dated  June  11,  2003.   Filed  on  Registration  No.
        333-67112.

10.44   Trust Agreement dated as of June 5, 2003,  between Navistar
        Financial Retail  Receivables  Corporation,  as Seller, and
        Chase  Manhattan  Bank  Delaware,  as Owner  Trustee,  with respect to Navistar  Financial  2003-A Owner  Trust.  Filed as Exhibit 4.3 to  Navistar  Financial  Retail  Receivables
        Corporation's  Form  8-K  dated  June  11,  2003.  Filed on
        Registration No. 333-67112.

10.45   Indenture  dated  as of  June  5,  2003,  between  Navistar
        Financial  2003-A Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2003-A  Owner  Trust.  Filed  as  Exhibit  4.2 to  Navistar
        Financial Retail  Receivables  Corporation's Form 8-K dated
        June 11, 2003.  Filed on Registration No. 333-67112.

10.46   Series  2003-1  Supplement  to the  Pooling  and  Servicing
        Agreement  dated  as  of  July  13,  2003,  among  Navistar
        Financial  Corporation,  as  Servicer,  Navistar  Financial
        Securities  Corporation,  as  Seller,  and the  Bank of New
        York,  as Master  Trust  Trustee  on  behalf of the  Series
        2003-1   Certificateholders.   Filed  as  Exhibit   4.1  to
        Navistar Financial Securities  Corporation's Form 8-K dated
        July 11, 2003.  Filed on Registration No. 333-102345-01.

10.47   Purchase  Agreement  dated as of October 31, 2003,  between the Corporation and Navistar  Financial Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2003-B Owner Trust, as Issuer.  Filed as Exhibit
        99.1   to    Navistar    Financial    Retail    Receivables
        Corporation's  Form 8-K dated  November  5, 2003.  Filed on
        Registration No. 333-67112.

10.48   Pooling  Agreement dated as of October 31, 2003,  among the
        Corporation,  as Servicer,  and Navistar  Financial  Retail
        Receivables Corporation,  as Seller, and Navistar Financial
        2003-B  Owner  Trust,  as Issuer.  Filed as Exhibit  4.1 to
        Navistar  Financial Retail  Receivables  Corporation's Form
        8-K dated  November  5,  2003.  Filed on  Registration  No.
        333-67112.

10.49   Servicing  Agreement  dated as of October 31,  2003,  among
        the  Corporation,   as  Servicer,  and  Navistar  Financial
        Retail  Receivables  Corporation,  as Seller,  and Navistar
        Financial  2003-B Owner Trust, as Issuer.  Filed as Exhibit
        99.3   to    Navistar    Financial    Retail    Receivables
        Corporation's  Form 8-K dated  November  5, 2003.  Filed on
        Registration No. 333-67112.

10.50   Trust  Agreement  dated as of  October  31,  2003,  between
        Navistar  Financial  Retail  Receivables  Corporation,   as
        Seller,  and  Chase  Manhattan  Bank  Delaware,   as  Owner
        Trustee,  with respect to Navistar  Financial  2003-B Owner
        Trust.  Filed as Exhibit 4.3 to Navistar  Financial  Retail
        Receivables   Corporation's  Form  8-K  dated  November  5,
        2003.  Filed on Registration No. 333-67112.

10.51   Indenture  dated as of October 31, 2003,  between  Navistar
        Financial  2003-B Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2003-B  Owner  Trust.  Filed  as  Exhibit  4.2 to  Navistar
        Financial Retail  Receivables  Corporation's Form 8-K dated
        November 5, 2003.  Filed on Registration No. 333-67112.